                                                                 EXHIBIT 10.4(a)

                                                             Contract No. 123535

                    FIRM GAS TRANSPORTATION SERVICE AGREEMENT

         THIS SERVICE AGREEMENT (Agreement), made and entered into as of this 1st day of May, 2003, by and between Public Service Company of Colorado (Company), a Colorado corporation, having a mailing address of P.O. Box 840, Denver, Colorado, 80202, and Atmos Energy Corporation (Shipper), a Texas corporation, having a mailing address of 700 Three Lincoln Centre, 5430 LBJ Freeway, P.O. Box 650205, Dallas, Texas 75265-0205. Company and Shipper are collectively referred to as the "Parties."

                             THE PARTIES REPRESENT:

         Shipper has by separate agreement acquired supplies of natural gas, hereinafter referred to as "Shipper's Gas;"

         Shipper has made the necessary arrangements and/or has entered into separate agreements to cause Shipper's Gas to be delivered to Company's Receipt Point(s) as specified in Exhibit(s) "A- 1" through "C-2;"

         Shipper has requested and Company agrees to receive and transport Shipper's Gas from the Receipt Point(s) to the Delivery Point(s), as specified in Exhibit(s) "A-l" through "C-2," on a firm capacity basis and, if applicable, to sell gas to Shipper on a firm supply reservation basis; and

         Shipper assumes responsibility for the installation and maintenance costs for a communication line necessary for electronic metering for the facility(s) specified in Exhibit(s) "A-1," "B-1" and "C-1."

                    THEREFORE, THE PARTIES AGREE AS FOLLOWS:

         1. Shipper acknowledges and agrees that gas transportation service provided hereunder is subject to the terms and conditions of Company's applicable gas transportation tariff as on file and in effect from time to time with the Public Utilities Commission of the State of Colorado (Commission) and such terms and conditions are incorporated herein as part of this Agreement.

         2. Rates and Payment: Transportation service, Firm Capacity service and Firm Supply Reservation service provided by Company under this Service Agreement shall be paid for by Shipper at the charges under the standard rate set forth in Company's gas transportation tariff unless otherwise specified in Exhibit(s) "A-l" through "C-2." Applicable facility charges shall be paid at the rate set forth in Company's Gas Transportation Tariff unless otherwise specified in Exhibit(s) "A-l" through "C-2."

         3. Back-up Supply Sales Service: In the event that adequate supplies of Shipper's gas are not available for receipt by Company, Company shall sell to Shipper sufficient quantity(s) of natural gas as necessary to meet Shipper's backup natural gas supply needs, up to the Total Peak Day Quantity for the Firm Supply Reservation Service (if any) as specified in Exhibit(s) "A-l" through "C-2," but in no event greater at any Delivery Point than the Firm Capacity Peak Day Quantity at such Delivery Point as specified in Exhibit(s) "A-l" through "C-2," except as provided for in paragraph 11 hereof. If Shipper does not purchase Firm Supply Reservation Service or exceeds the Firm Supply Reservation Quantity, Shipper may nominate and purchase from Company Back-up Supply Sales Service on an interruptible basis, to the extent such Back-up Supply Sales Service is available, in the event that adequate supplies of Shipper's Gas are not available for receipt by Company. Applicable charges shall be as set forth in Company's tariff.

         4. Quality: Gas delivered by the Shipper or for the Shipper's account at the Receipt Point(s) as specified in Exhibit(s) "A-l" through "C-2" shall conform to the specifications for gas as specified in Exhibit "D" and Exhibit "E."

         5. Term - Effective Date: Service hereunder shall commence effective May 1, 2003 and, unless otherwise mutually agreed, shall continue through April 30, 2005 and from year to year thereafter until terminated by either party effective upon the expiration of the initial term or May 1 of any succeeding year upon six (6) months written notice.

         6. Notices: Except as otherwise provided, any notice or information that either party may desire to give to the other regarding this agreement shall be in writing to the following address, or to such other address as either of the parties shall designate in writing.

COMPANY:                                   SHIPPER:
Payments Only:                             Atmos Energy Corporation
Xcel Energy                                P.O. Box 650205
P.O. Box 9477                              Dallas, Texas 75265-0205
Denver, Colorado 80217-0230                Invoices only:
Phone: (303)623-1234                       Attn: Gas Purchase Accounting Dept.
Fax: (303)294-2136                         Phone: (972)855-3296
                                           Fax: (214)550-9369

                                           Contracts and Notices:
                                           Attn: Contract Administration
                                           Phone: (972)855-3753
                                           Fax: (972)855-3773

                                           E-Mail Capacity Overrun Notification:
                                           Attn: Phil Davis
                                           Phillip.Davis@atmosenergy.com
All Others:
Xcel Energy                                All Others:
550 15th Street                            Atmos Energy Corporation
Suite 500                                  Attn: Gas Supply Dept
Denver, Colorado 80202                     1301 Pennsylvania, Suite 800
Attn: Unit Manager, Gas Transportation     Denver, Colorado 80203-5014
Phone: (303)294-8318                       Phone: (303)831-5667
Fax: (303)294-2757                         Fax: (303)831-9549

Routine communications, including monthly statements and payments, shall be considered as duly delivered or furnished three (3) days after being mailed or when transmitted electronically.

         7. Assignment - Consent: This Service Agreement shall not be assigned by either party hereto without the prior written consent of the other party. Consent for assignment of this Service Agreement shall not be unreasonably withheld by or from either party.

         8. Cancellation of Prior Agreement: This Service Agreement supersedes, cancels and terminates, as of the date of this Service Agreement, the following agreements and any amendments thereto:

         Gas Transportation Service Agreement, dated 11/1/98 (Document No. 123535), between Greeley Gas Company, a division of Atmos Energy Company and Public Service Company of Colorado

         9.       Maximum Capacity by Zone:

         (a) Administrative circumstances require the separation of electronically metered and non-electronically metered volumes into two separate Exhibits covering the same regional area, as reflected in the attached Exhibit "A-l" (Electronically Metered Front Range) and Exhibit "A-2"
(Non-Electronically Metered Front Range), Exhibit "B-l" (Electronically Metered Southern) and Exhibit "B-2" (Non-Electronically Metered Southern(, and Exhibit "C-l" (Electronically Metered Western) and Exhibit "C-2" (Non-Electronically Metered Western). When electronic measurement facilities are installed and their proper operation is mutually agreed to by both parties for any Delivery Point identified on any Non-Electronically Metered Exhibit A-2, B-2 and C-2 attached hereto, such Delivery Point, its associated Peak Day Quantity and allocable Receipt Point Capacity shall be transferred to the applicable Electronically Metered Exhibit effective the first day of the following month.

         (b) Transporter shall make available firm transportation service hereunder up to the maximum contracted volume by Zone reflected on Exhibits A-3, B-3 and C-3 attached hereto. A Zone is an operationally contiguous segment of Company's delivery system within an Exhibit area. A Zone may contain Delivery Points from both Electronically and Non-Electronically Metered Exhibits, i.e., the Front Range Area Zones 1,2,3,4 and 5, comprised of Delivery Points under Exhibits "A-l" and "A-2", the Southern Area Zones 1, 2 and 3, comprised of Delivery Points under Exhibit "B-l" and "B-2", and the Western Area Zones 1, 2 and 3, comprised of Delivery Points under Exhibits "C-1" and "C-2". Exhibits A-3, B-3 and C-3 attached hereto identify the Zones and associated Delivery Point and Peak Day Quantities available to Shipper hereunder.

         10.      Delivery Point Peak Day Quantity:

         (a) The Delivery Points reflected in the attached Exhibits "A-l" through "C-2" are interconnections between Company's pipeline system and Shipper's downstream natural gas facilities and the parties recognize the mutual operational benefits of providing for flexibility in coordinating gas flows at each of these Delivery Points. The Peak Day Quantities identified in the attached Exhibits "A-l" through "C-2" represent Shipper's current and best information of

Delivery Point peaking volumes. Shipper and Company agree that the parties will reevaluate these volumes on a periodic basis, but at least once annually, to determine if and at what level any adjustments to the individual Delivery Point Peak Day Quantities are needed. Company does not guarantee its ability to make firm deliveries for quantities in excess of the individual Delivery Point Peak Day Quantities identified on the above referenced Exhibits. Requests for increased capacity shall be subject to the terms of Company's tariff.

         (b) (i) On a monthly basis, Company will review the actual deliveries made to these points and, provided the total volumes delivered within a Zone do not exceed the total contracted-for volume applicable to the corresponding Delivery Points within the Zone, Company will authorize any volume exceeding the Delivery Point Peak Day Quantity as authorized overrun gas; provided, however, in no event shall any volume at any Delivery Point ever exceed the design capacity of Company's facilities for such point. Should delivered volumes at any Delivery Point consistently exceed the Peak Day Quantity for that point, Shipper will request and Company will accept, subject to available capacity, an increase in the contracted-for Peak Day Quantity at the specified Delivery Point. In increasing the contracted volume at a Delivery Point, Shipper may shift volumes from other Delivery Point(s) within the same Zone if volumes delivered at such other Delivery Point(s) do not exceed their established maximum Peak Day Quantities. During quarterly meetings, Company and Shipper shall review Delivery Points which have exceeded Peak Day Quantities and, if the Parties agree that such overrun(s) are recurring or are expected to be recurring, Shipper shall request an increase to the Delivery Point Peak Day Quantity.

         (ii) If on any day total deliveries within a Zone exceed the combined Peak Day Quantities of Delivery Points within the Zone, Company shall provide Shipper with written notification of such overrun and, subject to available capacity, the increase in Delivery Point Peak Day Quantity(s) that will be implemented to increase the Zone combined Peak Day Quantities to the actual maximum day usage. Within ten business days following such written notification, Shipper may request and Company will authorize, subject to available capacity, revision(s) in the Peak Day Quantity(s) for the Delivery Point(s) identified by the Company in said notification in order that the combined Zone Peak Day Quantity shall be equal to the maximum daily usage experienced for that Zone. Unless otherwise agreed to by the parties, the new Peak Day Quantities shall become effective the first day of the month following the month in which the Zone overrun occurred. If Company, in its sole opinion, determines that sufficient firm capacity is unavailable for any such requested increase, then Company shall provide written notification to Shipper of the Company's denial of Shipper's requested increase of firm capacity. Any unauthorized quantities in excess of the maximum Zone capacity occurring after such written notification shall be deemed unauthorized overrun gas, subject to unauthorized overrun capacity charges as set forth in Company's tariff.

         (c) If, pursuant to any applicable state law or administrative action, order, or regulation Shipper restructures its gas utility services to provide unbundled gas sales and transportation services to some or all of its customers, and such restructuring results in Shipper holding Peak Day Quantities under this Agreement in excess of that required to provide service to the markets served by Shipper using the gas transportation service provided under this Agreement subsequent to such restructuring ("Excess Capacity"), Shipper shall have the right to reduce the Peak Day Quantities hereunder by the quantity of such Excess Capacity to the extent Shipper is unable, through the use of its best efforts, to assign any of such Excess Capacity to third parties or to acquire the necessary regulatory approvals to permit Shipper to recover the costs of such Excess Capacity through its service rates or charges. Any such reduction to the Peak Day Quantities hereunder shall become effective upon the implementation date of Shipper's restructuring of services. If Shipper elects to exercise its right to reduce Peak Day Quantities hereunder pursuant to this subsection, Shipper shall provide Company at least ninety (90) days prior written notice of such election.

         11. Because daily usage information is unavailable until the succeeding month for non-electronically metered Delivery Points, for all Delivery Points listed on Exhibits "A-2," "B-2" and "C-2," Shipper will nominate transportation volumes based on all infonnation Shipper deems appropriate including but not limited to historic usage information and projected load requirements utilizing anticipated weather conditions. Therefore, imbalances accrued with respect to such non-electronically metered Delivery Points are exempt from only the current-month balancing provisions of Company's Tariff as they would apply to this Agreement, so long as there is no determination by the Colorado Public Utilities Commission that such an exemption is unlawful.

         12. Exhibit(s) and Addendums: All exhibits attached hereto are incorporated into the terms of this Agreement.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the parties have executed this Firm Gas Transportation Service Agreement as of the day and year first above written.

COMPANY:                                   SHIPPER:
PUBLIC SERVICE COMPANY                     ATMOS ENERGY CORPORATION
OF COLORADO

/s/ Cynthia A. Evans                       /s/ Gary Schlessman
-----------------------------------        -------------------------------------
By Cynthia A. Evans                        By Gary Schlessman
Vice President                             President, Colorado-Kansas Division

                                    Reviewed
                                     Legal

Taxpayer ID. No. 84-0296600                Taxpayer I.D. No. 75-1743247

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                EXHIBIT "A-l" ELECTRONICALLY METERED FRONT RANGE

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

          Receipt Point                    Peak Day Quantity Dth/Day            Utilization Curve
-------------------------------------------------------------------------------------------------
Front Range Pipeline - Owl Creek                    16,540                           General
CIG Ault                                             9,893                           General
CIG Ft. Lupton                                      14,949                           General

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                                 Firm
                                               Capacity        Service                          Transport-
                                               Peak Day          and                              ation
                                               Quantity        Facility        Specific         Commodity
Delivery Point(s)           Load Point           (Dth)          Charge      Facility Charge       Charge         Term of Rate
-----------------------------------------------------------------------------------------------------------------------------
Platteville                 906412745             609             TF              N/A            Standard          4/30/05
Monfort Meas Stat.          706412727              36             TF              N/A            Standard          4/30/05
Kersey Group                706412713              80             TF              N/A            Standard          4/30/05
Lasalle                     406412719             702             TF              N/A            Standard          4/30/05
Ault #1 & #2                306412692             650             TF              N/A            Standard          4/30/05
North Greeley               106412730          10,300             TF              N/A            Standard          4/30/05
Promontory                  770150163             693             TF              N/A            Standard          4/30/05
West Greeley                606412761          11,078             TF              NA             Standard          4/30/05
Lucerne #1&#2               606412723             150             TF              N/A            Standard          4/30/05
South Greeley               106412754          10,100             TF              N/A            Standard          4/30/05
Eaton #1 & #2               206412763           3,800             TF              N/A            Standard          4/30/05

Total Firm Capacity Reservation Peak Day Quantity: 38,198 Dth

3. FIRM SUPPLY RESERVATION SERVICE

Total Firm Supply Reservation Quantity available for delivery to all of Shipper's Delivery Points as may be nominated from time to time under contract numbers 123535 and 177473: 3,005 Dth

                                                            Contract No.: 123535
                                          Effective Date of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

              EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

         Receipt Point                     Peak Day Quantity - Dth/Day          Utilization Curve
-------------------------------------------------------------------------------------------------
Front Range Pipeline-Owl Creek                        3,460                          General
CIG Ft Lupton                                            51                          General

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                                 Firm
                                               Capacity        Service                         Transport-
                                               Peak Day         and                              ation
                                               Quantity       Facility         Specific        Commodity
Delivery Point(s)             Load Point        (Dth)          Charge      Facility Charge       Charge         Term of Rate
-----------------------------------------------------------------------------------------------------------------------------
Keenesburg                    306412710           353            TF              N/A            Standard          4/30/2005
Gilcrest                      506412766           321            TF              N/A            Standard          4/30/2005
Prospect Valley               306412748            31            TF              N/A            Standard          4/30/2005
South Gate Trailer            106412768            54            TF              N/A            Standard          4/30/2005
South Roggen                  106412773             5            TF              N/A            Standard          4/30/2005
Roggen                        706412751            39            TF              N/A            Standard          4/30/2005
Nunn                          206412739           151            TF              N/A            Standard          4/30/2005
West LaSalle Group            506412771            34            TF              N/A            Standard          4/30/2005
Hill-N-Park                   206412697           293            TF              N/A            Standard          4/30/2005
Corsey Group                  906412694            57            TF              N/A            Standard          4/30/2005
Pierce                        606412742           349            TF              N/A            Standard          4/30/2005
Greeley Farm Taps             980121701          1000           N/A              N/A            Standard          4/30/2005
West Hudson                   306412705           299            TF              N/A            Standard          4/30/2005
Hudson                        406412700           338            TF              N/A            Standard          4/30/2005
East Keenesburg               606412695            48            TF              N/A            Standard          4/30/2005
Kersey Farm Taps                 TBD               20           N/A              N/A            Standard          4/30/2005
Gilcrest Farm Taps               TBD               80           N/A              N/A            Standard          4/30/2005
Ault Farm Taps                   TBD              300           N/A              N/A            Standard          4/30/2005
Hudson Farm Taps                 TBD               30           N/A              N/A            Standard          4/30/2005

Total Firm Capacity Reservation Peak Day Quantity: 3,802 Dth

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                        EXHIBIT "A-3" - FRONT RANGE ZONES

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

                                                                 Firm Capacity
                                                                   Peak Day
  Zone         Delivery Point(s)             Load Point         Quantity (Dth)
------------------------------------------------------------------------------
FR ZONE 1
               Kersey Group                   706412713                80
               Kersey Farm Taps                                        20
                                           TOTAL FR ZONE 1:           100

FR ZONE 2
               West LaSalle Group             506412771                34
               Lasalle                        406412719               702
               Platteville                    906412745               609
               Gilcrest                       506412766               321
               South Gate Trailer             106412768                54
               Gilcrest Farm Taps                                      80
                                           TOTAL FR ZONE 2:         1,800

FR ZONE 3
               Monfort Meas Stat.             706412727                36
               Hill-N-Park                    206412697               293
               North Greeley                  106412730            10,300
               West Greeley                   606412761            11,078
               South Greeley                  106412754            10,100
               Promontory                     770150163               693
               Greeley Farm Taps              980121701              1000

                                           TOTAL FR ZONE 3:        33,500

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

         EXHIBIT "A-3" - FRONT RANGE ZONES continued

                                                               Firm Capacity
                                                                 Peak Day
  Zone         Delivery Point(s)              Load Point      Quantity (Dth)
----------------------------------------------------------------------------
FR ZONE 4
               Lucerne #1 & #2                 606412723             150
               Eaton #1 & #2                   206412763           3,800
               Nunn                            206412739             151
               Ault #l & #2                    306412692             650
               Pierce                          606412742             349
               Ault Farm Taps                                        300
                                           TOTAL FR ZONE 4:        5,400

FR ZONE 5
               Prospect Valley                 306412748              31
               South Roggen                    106412773               5
               Roggen                          706412751              39
               Keenesburg                      306412710             353
               Corsey Group                    906412694              57
               West Hudson                     306412705             299
               Hudson                          406412700             338
               East Keenesburg                 606412695              48
               Hudson Farm Taps                                       30
                                           TOTAL FR ZONE 5:        1,200

                                           TOTAL FR ZONES         42,000

                                                            Contract No.: 123535
                                          Effective Date of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                  EXHIBIT "B-l" ELECTRONICALLY METERED SOUTHERN

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

            Receipt Point                  Peak Day Quantity - Dth/Day          Utilization Curve
-------------------------------------------------------------------------------------------------
Outlet of Tiffany Compressor Station                6,500                           Stabilized

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                                 Firm
                                               Capacity        Service                        Transport-
                                               Peak Day          and                            ation
                                               Quantity       Facility        Specific        Commodity
Delivery Point(s)           Load Point          (Dth)          Charge      Facility Charge      Charge          Term of Rate
----------------------------------------------------------------------------------------------------------------------------
Chalk Creek                 206412678              86            TF              N/A           Standard           4/30/2005
West Gunnison
Town Border                 906412707             596            TF              N/A           Standard           4/30/2005
East Gunnison
Town Border Station         306412687           2,338            TF              N/A           Standard           4/30/2005
Salida Town Border
Station                     206412701           2,523            TF              N/A           Standard           4/30/2005
Crested Butte Town
Border Station              406412639             754            TF              N/A           Standard           4/30/2005
Poncha Springs              706412690             108            TF              N/A           Standard           4/30/2005

Total Firm Capacity Reservation Peak Day Quantity: 6,405 Dth

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                EXHIBIT "B-2" NON-ELECTRONICALLY METERED SOUTHERN

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

            Receipt Point                  Peak Day Quantity - Dth/Day          Utilization Curve
-------------------------------------------------------------------------------------------------
Outlet of Tiffany Compressor Station                   807                          Stabilized

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                            Firm Capacity      Service                         Transport-
                                              Peak Day          and                             ation
                                              Quantity        Facility        Specific         Commodity
 Delivery Point(s)         Load Point           (Dth)          Charge      Facility Charge      Charge         Term of Rate
---------------------------------------------------------------------------------------------------------------------------
Durango Farm Tap           660156934               1             N/A             NA             Standard         4/30/2005
Gunnison Farm Tap          606412681             150             N/A             NA             Standard         4/30/2005
Tomichi Village            106412706              29             TF              NA             Standard         4/30/2005
Salida Farm Taps           270039611             231             N/A             NA             Standard         4/30/2005
Crested Butte Farm Taps    806412642             260             N/A             NA             Standard         4/30/2005
Crested Butte South        960022981             124             TF              NA             Standard         4/30/2005

Total Firm Capacity Reservation Peak Day Quantity: 795 Dth

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                          EXHIBIT "B-3" SOUTHERN ZONES

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

                                                                                Firm Capacity
                                                                                   Peak Day
    Zone                   Delivery Point(s)              Load Point            Quantity (Dth)
-----------------------------------------------------------------------------------------------
SO. ZONE 1
                   Crested Butte Town Border Station       406412639                  754
                   Crested Butte South                     960022981                  124
                   Crested Butte Farm Taps                 806412642                  260
                                                       TOTAL SO. ZONE 1 :           1,138

SO. ZONE 2
                   West Gunnison Town Border               906412707                  596
                   East Gunnison Town Border Station       306412687                2,338
                   Gunnison Farm Tap                       606412681                  150
                   Tomichi Village                         106412706                   29
                                                       TOTAL SO. ZONE 2:            3,113

SO. ZONE 3
                   Salida Town Border Station              206412701                2,523
                   Salida Farm Taps                        270039611                  231
                   Chalk Creek                             206412678                   86
                   Poncha Springs                          706412690                  108
                   Durango Farm Tap                        660156934                    1
                                                       TOTAL SO. ZONE 3:            2,949

                                                       TOTAL SO. ZONES:             7,200

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                  EXHIBIT "C-l" ELECTRONICALLY METERED WESTERN

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

Receipt Point         Peak Day Quantity - Dth/Day     Utilization Curve
----------------------------------------------------------------------
KNGWRD                            680                     General
MOFRRO                            575                     General
LONGCA                            266                     General
NF1GCA                          1,770                     General
NF1GHC                          3,540                     General
NF2GCA                          3,540                     General
ROSGCA                             89                     General
TERGCA                             22                     General
TWIGCA                             66                     General
CIG Ft Lupton                                             General

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                           Firm Capacity       Service                         Transport-
                                              Peak Day           and                             ation
                                              Quantity        Facility   Specific Facility     Commodity
Delivery Point(s)              Load Point      (Dth)           Charge          Charge            Charge        Term of Rate
----------------------------------------------------------------------------------------------------------------------------
Meeker                         706413010        1,057            TF             N/A             Standard         4/30/2003
Yampa Valley                   850040820          417            TF             N/A             Standard         4/30/2003
Steamboat II West              206412758          178            TF             N/A             Standard         4/30/2003
Steamboat TBS                  306412772        1,231            TF             N/A             Standard         4/30/2003
Brooklyn Station               606412737          624            TF             N/A             Standard         4/30/2003
Craig                          206412744        3,822            TF             N/A             Standard         4/30/2003
Hayden TBS                     506412747          567            TF             N/A             Standard         4/30/2003
Mt. Werner #1                  506412752        3,968            TF             N/A             Standard         4/30/2003

Total Firm Capacity Reservation Peak Day Quantity: 11,864 Dth

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                EXHIBIT "C-2" NON-ELECTRONICALLY METERED WESTERN

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

Receipt Point                 Peak Day Quantity - Dth/Day         Utilization Curve
-----------------------------------------------------------------------------------
KNGWRD                                    88                           General
MOFRRO                                    75                           General
LONGCA                                    34                           General
NF1GCA                                   230                           General
NF1GHC                                   460                           General
NF2GCA                                   460                           General
ROSGCA                                    11                           General
TERGCA                                     3                           General
TWIGCA                                     9                           General
CIG Ft Lupton                                                          General

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                                            Firm Capacity      Service                         Transport-
                                              Peak Day           and                             ation
                                              Quantity        Facility    Specific Facility     Commodity
Delivery Point(s)           Load Point          (Dth)          Charge          Charge            Charge         Term of Rate
-----------------------------------------------------------------------------------------------------------------------------
Milner Town Brder           106412749             63             TF              N/A            Standard         4/30/2005
Craig Farm Taps             570067947            143             N/A             N/A            Standard         4/30/2005
Meeker Farm Taps            906413009             42             N/A             N/A            Standard         4/30/2005
Thompson Hill               406412762             74             TF              N/A            Standard         4/30/2005
Steamboat Springs Farm
Taps                        906412769            147             N/A             N/A            Standard         4/30/2005

Total Firm Capacity Reservation Peak Day Quantity: 469 Dth

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                           EXHIBIT "C-3" WESTERN ZONES

                  TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                     BETWEEN

                       ATMOS ENERGY CORPORATION (Shipper)

                                       AND

                  PUBLIC SERVICE COMPANY OF COLORADO (Company)

                                                                  Firm Capacity
                                                                    Peak Day
   Zone           Delivery Point(s)          Load Point           Quantity (Dth)
--------------------------------------------------------------------------------
W. ZONE 1
              Meeker                          706413010               1,057
              Meeker Farm Taps                906413009                  42
                                           TOTAL W. ZONE 1            1,099

W. ZONE 2
              Craig                           206412744               3,822
              Craig Farm Taps                 570067947                 143
              Hayden TBS                      506412747                 567
              Thompson Hill                   406412762                  74
                                           TOTAL W. ZONE 2            4,606

W. ZONE 3
              Mt. Werner #1                   506412752               3,968
              Brooklyn Station                606412737                 624
              Milner Town Brder               106412749                  63
              Yampa Valley                    850040820                 417
              Steamboat TBS                   306412772               1,231
              Steamboat II West               206412758                 178
              Steamboat Springs Farm Taps     906412769                 147
                                           TOTAL W. ZONE 3            6,628

                                           TOTAL W ZONES:            12,333

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                                   EXHIBIT "D"

                             GAS UTILIZATION CURVES

Stabilized Utilization Curve

         Public Service Company of Colorado
         STABILIZED UTILIZATION CURVE

[GRAPH SHOWING STABILIZED UTILIZATION CURVE]

The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.

                                                            Contract No.: 123535
                                          Effective Date Of Agreement: 5/01/2003
                                            Effective Date of Exhibit: 5/01/2003

                                   EXHIBIT "E"

                             GAS UTILIZATION CURVES

General Utilization Curve

         Public Service Company of Colorado
         GENERAL UTILIZATION CURVE

[GRAPH SHOWING GENERAL UTILIZATION CURVE]

The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.